UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2015

TRHF COMPANY LIMITED, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-197103	80-0952322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit B, 5/F, CKK Commercial Center, 289 Hennessy Road,

Hong Kong, China

(Address of principal executive offices)

(852) 2845-2283

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

As previously reported in Form 8-K filed on July 13, 2015:

On July 9, 2015, TRHF Company Limited, Inc. ("TRHF" or the “Company”), entered into a share exchange agreement (the "Exchange Agreement") with Health Plus International Ltd. ("HPIL") and Wang Bo, on behalf of himself and certain other individuals who received shares of TRHF pursuant to the Exchange Agreement. On the terms and subject to the conditions set forth in the Exchange Agreement, on July 9, 2015, Wang Bo, holding all 50,000 shares of HPIL common stock, sold, assigned, transferred and delivered, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the shares of HPIL held by him to TRHF; the objective of such transfer being the acquisition by the TRHF of all the issued and outstanding shares of HPIL common stock. In exchange for the transfer of such securities by Wang Bo, TRHF is issuing, to the shareholders listed on Composite Exhibit A to the Exchange Agreement (the "Shareholders"), 587,420,000 shares of the Company's common stock, par value $.001 per share, as set forth therein. Wang Bo has surrendered his certificate representing all of the HPIL shares to the Company. The Shareholder have received certificates evidencing their ownership of TRHF.

Prior to the date of the Exchange Agreement, Wang Bo was the majority shareholder of TRHF and a number of the Shareholders were shareholders of TRHF. Prior to the change of control event described in TRHF's Form 8-K filed on June 16, 2015, Wang Bo, the Shareholders and their affiliates had no interaction with TRHF other than the negotiation.

On July 9, 2015, the Company acquired all of the outstanding equity of HPIL.

On September 9, 2015, HPIL entered into agreements with Shenzhen Tian Rui Hui Feng Agriculture Co., Ltd. (formerly known as Shenzhen Branch innovation and Technology Company Limited)(“SZTRHF”), its shareholders: Shenzhen City Hai Zhuo Tian Rui Investment Company Limited and Wang Jing, whereby the Company, through HPIL, controls SZTRHF and receives substantially all of the economic benefits of SZTRHF.

The agreements include an Exclusive Option Agreement allowing HPIL or its nominee to acquire the shares of SZTRHF, a Voting Rights Proxy Agreement that provides HPIL with the voting rights of SZTRHF, and an Equity Pledge Agreement that pledges the shares in SZTRHF to HPIL, and a Entrusted Management Agreement whereby the Company has been entrusted to manage and direct the operations SZTRHF for the all of the economic benefits derived in SZTRHF’s operations. Effective control of SZTRHF was transferred to HPIL through these series of contractual arrangements without transferring legal ownership in SZTRHF. As a result, SZTRHF became a variable interest entity (“VIE”) and, accordingly, its financial position and results of operations have been included in the proforma condensed consolidated financial statements of the Company.

SZTRHF is a limited company incorporated on April 6, 2012 in Shenzhen, People’s Republic of China (“PRC”). The SZTRHF is in the business of design and distribution of close caption television and monitoring products for application in the agricultural sector. The Company is owned by Shenzhen City Hai Zhuo Tian Rui Investment Company Limited and Wang Jing, 75% and 25%, respectively. As of the date of these financial statements, the Company has registered for a maximum authorized capital of RMB 5 million of which RMB 800,000 has been paid up. The Company has submitted an application to the PRC government to expand its scope of business activities to include ecological tourism. In accordance to the agreements detailed above, SZTRHF has been accounted for a wholly owned subsidiary of the Company.

This Current Report contains forward-looking statements that involve risks and uncertainties that could cause our actual results to differ materially from those discussed in this Current Report. These risks and uncertainties include, but are not limited to, the following.

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Additional Financing Requirements

From time to time, in order to expand operations to meet customer demand, the Company will need to incur additional capital expenditures. These capital expenditures are intended to be funded from third party sources, including the incurring of debt and/or the sale of additional equity securities. In addition to requiring additional financing to fund capital expenditures, the Company may require additional financing to fund working capital, research and development, sales and marketing, general and administrative expenditures and operating losses. The incurrence of debt creates additional financial leverage and therefore an increase in the financial risk of the Company’s operations. The sale of additional equity securities will be dilutive to the interests of current equity holders. In addition, there can be no assurance that such additional financing, whether debt or equity, will be available to the Company or that it will be available on acceptable commercial terms. Any inability to secure such additional financing on appropriate terms could have a materially adverse impact on the business, financial condition and operating results of the Company.

Reliance on Key Personnel

Our success depends to a large extent on the efforts of our key personnel including our executive directors, senior management and key employees. There is no assurance that these key personnel will not voluntarily terminate their employment with our Group. The loss of any of our key personnel could be detrimental to our ongoing operations. Our success will also depend on our ability to attract and retain qualified personnel in order to manage our existing operations as well as our future growth.

Business Combinations

The Company may, in the future, pursue acquisitions of other complementary businesses. The Company may also pursue strategic alliances and joint ventures that leverage its core products and industry experience to expand its product offerings and geographic presence. The Company has limited experience with respect to acquiring other companies and limited experience with respect to forming collaborations, strategic alliances and joint ventures. If the Company were to make any acquisitions, it may not be able to integrate these acquisitions successfully into its existing business and could assume unknown or contingent liabilities. Any future acquisitions the Company makes could also result in large and immediate write-offs or the incurrence of debt and contingent liabilities, any of which could harm the Company’s operating results. Integrating an acquired company also may require management resources that otherwise would be available for ongoing development of the Company’s existing business.

Competition and Market Share

The Chinese tea market in which the Company operates could be considered as highly competitive and fragmented, and the competition is expected to continually increase. Many of the Company’s competitors sell products that are similar to the Company’s products, and the Company’s ability to compete against them is significantly dependent on its ability to distinguish its products from those of its competitors and demonstrate product quality. In addition, consumer preferences and needs may change quickly and frequently, creating opportunities for new competitors to enter the market and for existing competitors to take away the market share of the Company.

Global Economic Conditions May Adversely Affect Our Industry, Business and Results of Operations

Our overall performance depends, in part, on worldwide economic conditions which historically is cyclical in character. The U.S. has largely worked its way out of an economic recession while other key international economies continue to be impacted by a recession, characterized by falling demand for a variety of goods and services, restricted credit, going concern threats to financial institutions, major multinational companies and medium and small businesses, poor liquidity, declining asset values, reduced corporate profitability, extreme volatility in credit, equity and foreign exchange markets and bankruptcies. In markets where our sales occur and which become depressed, these conditions affect the rate of spending and could adversely affect our customers’ ability or willingness to purchase our products, and delay prospective customers’ purchasing decisions, all of which could adversely affect our operating results. In addition, in a weakened economy, companies that have competing products may reduce prices which could also reduce our average selling prices and harm our operating results.

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Risks Related to Our Capital Stock

The public market for our common stock may be volatile and you could lose all or part of your investment. In the recent past, stocks, specifically those traded on the over-the counter (“OTC”) markets, generally have experienced high levels of volatility. Our common stock is traded on the OTC market under the symbol “TRHF” and is not eligible for trading on any national or regional securities exchange or the NASDAQ National Market. While that status is the Company’s longer term objective, a more active trading market for our common stock may never develop, or if such a market develops, it may not be sustained.

In the past, many companies that have experienced volatility in the market price of their stock have become subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert our management’s attention from other business concerns, which could seriously harm our business.

The Securities and Exchange Commission (“SEC”) has adopted regulations which generally define a “penny stock” to be an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock is less than $5.00 per share and therefore is a “penny stock” and is subject to the “penny stock” rules of the SEC. The trading market in our securities is currently limited and relatively illiquid which status makes transactions in our stock cumbersome and may reduce the value of an investment in our common stock. Brokers and dealers effecting transactions in “penny stock” must disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our common stock and may affect your ability to sell shares.

We Have Not Voluntarily Implemented Various Corporate Governance Measures

Federal legislation, including the Sarbanes-Oxley Act of 2002, has resulted in the adoption of various corporate governance measures designed to promote the integrity of the corporate management and the securities markets. Some of these measures have been adopted in response to legal requirements. Others have been adopted by companies in response to the requirements of national securities exchanges, such as the NYSE or The NASDAQ Stock Market, on which their securities are listed. Among the corporate governance measures that are required under the rules of national securities exchanges are those that address board of directors' independence, audit committee oversight and the adoption of a Code of Ethics. The Company has not adopted exchange-mandated corporate governance measures and, since our securities are not listed on a national securities exchange, we are not required to do so. It is possible that if we were to adopt some or all of these corporate governance measures, stockholders would benefit from somewhat greater assurances that internal corporate decisions were being made by disinterested directors and that policies had been implemented to define responsible conduct. For example, in the absence of audit, nominating and compensation committees comprised of at least a majority of independent directors, decisions concerning matters such as compensation packages to our senior officers and recommendations for director nominees may be made by a majority of directors who have an interest in the outcome of the matters being decided. Prospective investors should bear in mind our current lack of corporate governance measures in formulating their investment decisions.

We May Be Exposed to Potential Risks Relating to Our Internal Control Over Financial Reporting.

As directed by Section 404 of the Sarbanes-Oxley Act of 2002 (“SOX 404”), the SEC has adopted rules requiring public companies to include a report of management on the Company's internal control over financial reporting in its annual reports. While we expect to expend significant resources in developing the necessary documentation and testing procedures required by SOX 404, there is a risk that we will not comply with all of the requirements imposed thereby. At present, there is no precedent available with which to measure compliance adequately. In the event we identify significant deficiencies or material weaknesses in our internal control over financial reporting that we cannot remediate in a timely manner, investors and others may lose confidence in the reliability of our financial statements and our ability to obtain equity or debt financing could suffer.

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The Company Does Not Expect to Pay Dividends in the Foreseeable Future.

The Company has never paid cash dividends on its common stock and has no plans to do so in the foreseeable future. The Company instead intends to retain earnings, if any, to develop and expand its business.

Provisions of our Articles of Incorporation and Bylaws May Delay or Prevent Take-over Which May Not Be in the Best Interests of Our Shareholders.

Provisions of our articles of incorporation and bylaws may be deemed to have anti-takeover effects, which include when and by whom special meetings of our stockholders may be called, and may delay, defer or prevent a takeover attempt. In addition, certain provisions of the Nevada Revised Statutes also may be deemed to have certain anti-takeover effects which include that control of shares acquired in excess of certain specified thresholds will not possess any voting rights unless these voting rights are approved by a majority of a corporation's disinterested stockholders.

Any Investment in Our Securities Involves a High Degree of Risk

Investors should consider carefully the risks and uncertainties described above, and all other information in this Form 8-K and in any reports hereafter filed with the SEC before deciding whether to purchase or hold our securities. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also become important factors that may harm our business. The occurrence of any of the risks described in this Form 8-K could harm our business. The trading price of our securities could decline due to any of these risks and uncertainties, and investors may lose part or all of their investment.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in Form 8-K filed on July 13, 2015:

On July 9, 2015, TRHF acquired all of the outstanding equity of HPIL. HPIL is the parent company of Pioneer International Ltd., a Hong Kong company. Shenzhen TianRuiHuiFeng Agriculture Co., Ltd., is the wholly-owned subsidiary of Pioneer International Ltd. Through the aforementioned companies, TRHF altered its business plan so that it is now a provider of platforms supporting relaxed and replenishing life in beautiful ecological countryside. In TRHF's business, groups of "new" farmers form smart-living tribes that integrate work, life and travel. TRHF's products and services are mainly engaged in the mobile Internet+, ecological agriculture, and the Internet of Things (IoT) in agriculture, RV travel, farming culture, wise and quality agriculture integrated with financial big data and ecotourism resort business. TRHF is currently investing and constructing smart-living tribes (wise and quality agricultural parks) on the "string of pearls" through six provinces of Guangxi, Guizhou, Yunnan, Jiangxi, Hubei and Hunan, which formed two circular routes with total length of about ten thousand kilometers.

The aforementioned companies (the "Companies") were acquired from Wang Bo upon execution of the Exchange Agreement. As payment for the Companies, TRHF issued 587,420,000 shares of its common stock to the Shareholders, as directed by Wang Bo. Prior to the date of the Exchange Agreement, Wang Bo was the majority shareholder of TRHF and a number of the Shareholders were shareholders of TRHF. Prior to the change of control event described in TRHF's Form 8-K filed on June 16, 2015, Wang Bo, the Shareholders and their affiliates had no interaction with TRHF other than the negotiation.

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ITEM 2.02 Results of Operations and Financial Condition.

Business Acquired

The Company was incorporated in 2012 and is a Chinese limited company.

Market Analysis and Distribution

TRHF Limited, Inc. operates the management platform with unique, fashionable and innovative lifestyle as well as membership system of the motor home travel camp for consumption. There are only 23 manufacturers of domestically-manufactured active motor homes in Asia, most of which are refitted vehicles or assembled vehicles. In 2014, 2,100 motor homes were sold in China and there were 360 camp sites for various motor homes. The motor home travel is still in its early stage in China. Along with the consumption policy to expand domestic demand of the Chinese government, increase of per capital income and robust growth of self-driving motor home travel during the holidays, in 2015 and 2016, the ownership of motor home travel will be about 53,000 in China and there will be 8,600 camp sites for motor home. The Company mainly sells, operates and manages the fashionable motor homes manufactured in USA, Germany and Holland.

Competition

The holiday park base, self-driving motor home travel and prefabricated mobile home are in their early stage. In order to stimulate domestic demand and in-depth consumption, the Chinese government considers the self-driving motor home travel complying with ecological environmental protection a key support field. With talent and technical management, application of the innovative management system of sci-tech informatization and incomparable technology of motor homes manufactured in USA, Germany and Holland, TRHF Limited, Inc. has fully automated design with fashion-orientation, personalization and technologically environmental protection. Compared with competitors, the motor home travel business of TRHF Limited, Inc. has policy risk in operation management in China. Undoubtedly, our business development demand, spacious development space, talent technology and informatization operation management system are better than theirs.

Sales, Marketing and Distribution Strategy

China has the largest population all over the world and is also the second largest economy all over the world. Our marketing and distribution strategies have unique innovative business modes, such as regional agency and distribution business, including general agency and sub-agency in terms of province, state, city and district. The membership system is employed and the membership card is used for bookkeeping consumption. The Internet information platform is strengthened. We sign strategic partnership agreement with the local government to legally and effectively market the product business strategy of TRHF Limited, Inc., while the motor home travel camp is set.

Products

The products and services include operation management bases of the fashionable motor home travel and motor home camp.

1.	Green and organic featured agricultural products

2.	Motor home assets management, base operation and supporting services

3.	Container complex as well as design, sale and supporting services of cork wood villas and houses

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Production and Delivery

The fashionable, scientific and modern motor homes are manufactured in USA, Germany and Holland. With mature technology and international safety standard delivery, the period from order making to delivery is 7-8 months.

1.	Member club of TRHF Limited, Inc.: Platinum membership card, gold main card of motor home and gold main card of camp;

2.	Online sales of organic agricultural products and auxiliary products of motor homes;

3.	Offline smart exquisite park base consumption and experience;

4.	On-site sales of the motor home travel activity and camp activity;

5.	Direct E-marketing with the membership system;

Management and Information Platform

Scientifically develop and innovate as well as pay much attention to talents. The management mode of the Company is the high-quality and efficient international standardized management mechanism. We provide the customers with effective solutions from professional development to marketing management. The operation management is controlled by the integrated central system to effectively control the operation cost, making our business develop rapidly. TRHF Limited, Inc. has a first-class international senior and professional management team with rich experience, which is consistent with the benefits of the management.

Management’s Discussion and Analysis and Results of Operations

The following management’s discussion and analysis (“MD&A”) should be read in conjunction with financial statements of TRHF for the years ended December 31, 2014 and 2013 and the six months ended June 30, 2014 and 2015.

Safe Harbor for Forward-Looking Statements

Certain statements included in this MD&A constitute forward-looking statements, including those identified by the expressions anticipate, believe, plan, estimate, expect, intend, and similar expressions to the extent they relate to TRHF or its management. These forward-looking statements are not facts, promises, or guarantees; rather, they reflect current expectations regarding future results or events. These forward-looking statements are subject to risks and uncertainties that could cause actual results, activities, performance, or events to differ materially from current expectations. These include risks related to revenue growth, operating results, industry, products, and litigation, as well as the matters discussed in TRHF’s MD&A under Risk Factors. Readers should not place undue reliance on any such forward-looking statements. TRHF disclaims any obligation to publicly update or to revise any such statements to reflect any change in the Company’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Overview

In view of great potential of the ecotourism resort business, TRHF will dedicate efforts to focus on the ecotourism resort business. The management expects that the ecotourism resorts which it is developing will contribute good profits to TRHF.

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Year Ended December 31, 2014 Compared to the Year Ended December 31, 2013

Revenue

For the year ended December 31, 2014, and for the year ended, December 31, 2013, TRHF had net revenues of $89,878 and $22,228, respectively.

Cost of Sales

Cost of sales for the years ended December 31, 2013 and 2014 was $12,265 and $84,121, respectively. This was caused by an increase in production.

General and Administrative Expenses

General and administrative expenses for the year ended December 31, 2014 were $101,808 compared to $17,140 for the year ended December 31, 2013. The increase was the result of the hiring of additional staff.

Net Loss

Net loss for the year ended December 31, 2014 was ($96,033) compared to a net loss of ($7,157) for the year ended December 31, 2013. This increase in the loss was due to increase in general and administrative expenses.

Liquidity and Capital Resources

Cash Flow Activities

Cash of $26,206 at December 31, 2013 compared to cash of $959 at December 31, 2014. This decrease was mainly attributable to cash used in operating activities and investing activities.

Financing Activities

During the year ended December 31, 2013, TRHF received financing of $0, and received no funding during the year ended December 31, 2014.

Six Months Ended June 30, 2015 Compared to Six Months Ended June 30, 2014

Revenue

There was no revenue in the six months ended June 30, 2014 or 2015.

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Cost of Sales

There was no cost of sales in the six months ended June 30, 2014 or 2015.

General and Administrative Expenses

General and administrative expenses for the six months ended June 30, 2015 were $24,102 compared to $35,666 for the six months ended June 30, 2014. The increase was the result of the hiring of additional staff.

Net Loss

Net loss for the six months ended June 30, 2015 were $24,618 compared to a net loss of $35,652 for the six months ended June 30, 2014. This increase in the loss was due to increase in general and administrative expenses.

Liquidity and Capital Resources

Cash Flow Activities

Cash of $38,106 at June 30, 2015 compared to cash of $20,365 at June 30, 2014. This increase was mainly attributable to cash received from financing activities.

Financing Activities

During the six months ended June 30, 2015, TRHF received financing of $49,271, but received no funding during the six months ended June 30, 2014.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported in the financial statements, including the notes thereto, and related disclosures of commitments and contingencies, if any. We consider our critical accounting policies to be those that require the more significant judgments and estimates in the preparation of financial statements, including the following:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Fair Value of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, trade receivables, prepaid expenses, payables and accrued expenses, Fair value estimates are made at a specific point in time, based on relevant market information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. We consider the carrying values of our financial instruments in the consolidated financial statements to approximate fair value, due to their short-term nature.

Property and Equipment

Property and equipment are recorded at cost, less accumulated depreciation. Depreciation is provided for using straight-line methods over the estimated useful lives of the respective assets, usually three to seven years.

Valuation of Long-Lived Assets

We periodically evaluate long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If the estimated future cash flows (undiscounted and without interest charges) from the use of an asset were less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value. We do not believe that there has been any impairment to long-lived assets as of December 31, 2013 and 2014 or June 30, 2014 and 2015.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements as defined in Regulation S-K Item 303(a)(4).

Recent Accounting Pronouncements

(See “Recently Issued Accounting Pronouncements” in Note 2 of Notes to the Financial Statements.)

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. Changes in Registrant's Certifying Accountant.

As previously reported in Form 8-K filed on July 6, 2015:

Current and Prior Auditor:

On June 23, 2015, the Company, was informed by the Securities and Exchange Commission that the Public Company Accounting Oversight Board revoked the registration of the Company’s independent accounts, Harris & Gillespie CPA’s PLLC (“Harris”). The auditor report by Harris in the financial statements of the Company for the year ended December 31, 2014 did not contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, other than as related to the Company’s ability to continue as a going concern. There had been no disagreements with Harris on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure from inception of TRHF on September 24, 2013 to December 31, 2014 nor from December 31, 2014 through June 23, 2015.

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Newly Appointed Auditor:

On July 6, 2015, the Company engaged Gary Cheng CPA Limited as its independent accountant to provide auditing services for any prior periods audited by Harris that the Company may rely on in the future and going forward for the Company. Prior to such engagement, the Company had no consultations with Gary Cheng CPA Limited. The decision to hire Gary Cheng CPA Limited was approved by the Company’s Board of Directors. The Company was unable to obtain the Exhibit 16.1 Letter from Harris at the time of the filing of the Form 8-K.

As previously reported in Form 8-K/A filed on July 8, 2015:

Newly Appointed Auditor:

The Company previously reported that, on July 6, 2015, it engaged Gary Cheng CPA Limited as its independent accountant to provide auditing services for any prior periods audited by Harris that the Company may rely on in the future and going forward for the Company. However, this Current Report on Form 8-K has been amended to report that, on July 7, 2015, the Company engaged Gillespie & Associates, PLLC to provide auditing services for any prior periods audited by Harris that the Company may rely on in the future and going forward for the Company. The engagement of Gillespie & Associates, PLLC was approved by the Company's Board of Directors.

Prior to retaining Gillespie & Associates, PLLC, the Company did not consult with Gillespie & Associates, PLLC regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a "disagreement" or a "reportable event" (as those terms are defined in Item 304 of Regulation S-K).

On July 7, 2015, the Company provided Harris with its disclosures in the amended Current Report on Form 8-K/A disclosing the dismissal of Harris and requested in writing that Harris furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Harris' response was filed as an exhibit to the Form 8-K/A.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 Change in Control of Registrant.

As previously reported in Form 8-K filed on June 16, 2015:

As a result of a private transaction, the control block of stock of this company, represented by 10,000,000 shares of common stock, was transferred from Anastasiia Iurova to Wang Bo, and a change of control of the Company occurred.

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported in Form 8-K filed on June 16, 2015:

Upon the change of control of the Company, which occurred on June 15, 2015, the existing director and officer resigned immediately. Accordingly, Anastasiia Iurova, serving as the sole director and as the only officer, ceased to be the Company’s President, Chief Executive Officer and Treasurer. At the effective date of the transfer, Peng Xuanlai assumed the role of director and President, Treasurer and Secretary of the Company and Song Zhilin, PhD. joined the Board of Directors of the Company.

Name	Age	Position

Peng Xuanlai	50	President, Treasurer, Secretary and Director

Song Zhilin	47	Director

Xuanlai Peng is experienced in smart and fine agriculture, ecological business travel and leisure industry, and the planning and designing of smart urban development. He graduated from China Xiaogan Vocational and Technical College in the field of Finance in 1999. He also holds an EMBA graduation certificate in Advanced Business Administration of Tsinghua University.

In January 2015, he co-founded Shenzhen TianRuiHuiFeng Agriculture Co., Ltd. Prior to this, he was a partner of Shenzhen Hawell Future Technology Co., Ltd. He was responsible for the company's marketing operations and product planning. Mr. Peng served as a General Manager of Anxin-China Holdings Co Ltd. (stock code HK01149) in 2012, likewise, Shenzhen Hawell Future Technology Co. Ltd. was merged with Anxin-China at the Hong Kong Stock Exchange market. He managed smart urban development, market operations, and project planning, designing and implementation in China.

Dr. Song is currently an Assistant Professor in the Department of Medicine, School of Medicine, University of Colorado (CU). Before that, he had been an Assistant Professor in Department of Physiology since 2009. He has over 20 years’ experience of professional research in Physiology and Neuroscience.

He was admitted to the Special Class for the Gifted Young of the University of Science and Technology of China (USTC) in 1983 after one year study in Xiaogan Senior High School, Hubei Province. He received his Bachelor of Science degree in neurophysiology and biophysics from USTC in 1988. He then worked at Guangzhou Baiyunshan Pharmaceutical Co. Ltd from 1988 to 1994, as a Pharmaceutical Engineer. During his work at BYS Pharmaceutical Co., he first worked at the Biochemical Laboratory to develop medicines such as HCG. He then moved on to the New Drug Division. The main work there was to study the medicine market and to promote new medical products by direct interactions with doctors and pharmacies in the hospitals. His team successfully developed the market for the two then-best antibiotics: Ciprofloxacin and Cefixime, in China. He was responsible for most of the technical communications with Fujisawa Pharmaceutical Co. (Cefixime).

Dr. Song has made significant research contributions in the areas of neurophysiology, focusing on the regulation of the neural hormones vasopressin/antidiuretic hormone and oxytocin. His most recent research interests are on the treatment of obesity, which is epidemic in US and has become increasingly prevalent in China in recent years.

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The following table sets forth the compensation earned during the years ended December 31, 2014, 2013 and 2012 by TRHF officers who became officers of the Company on June 15, 2015:

		Annual Compensation Awards		Long Term Compensation
Name and Principal Position		Salary ($)	Bonus ($)	Securities Underlying Options

Peng Xuanlai, President	2014	$0**	$0	$0
	2013	$0**	$0	$0
	2012	$0**	$0	$0

ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws: Change in Fiscal Year

As previously reported in Form 8-K filed on July 7, 2015:

The Company amended its Articles of Incorporation with the State of Nevada in order to change its name to TRHF Company Limited, Inc. and to increase the authorized shares of common stock from 75,000,000 to 600,000,000 (the “Amendments”). The name change was undertaken in order to more closely align with the operations of the Company going forward. The increase in authorized shares was undertaken to allow the Company to utilize the newly available shares to raise capital. The board of directors of the Company approved the Amendments on June 16, 2015. The shareholders of the Company approved of the Amendments by written consent on June 16, 2015.

ITEM 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Company has not adopted a written code of ethics.

ITEM 5.06. Change in Shell Company Status.

Item 2.01 of this Form 8-K is incorporated herein by reference. Following the transactions described in Item 2.01 of this report on Form 8-K, TRHF is no longer a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

A. Financial Statements of Business Acquired

TRHF Financial Statements for the years ended December 30, 2014 and 2013, with independent auditors report and for the six months ended June 30, 2015 and 2014 (including Balance Sheets, Statement of Operations, Statements of Shareholders' Equity, Statement of Cash Flows, and Notes to Consolidated Financial Statements) filed hereto start on page F-1 of this Form 8-K.

B. Pro Forma Financial Information

Unaudited Pro Forma Condensed Financial Statements of TRHF (consolidated) and HPIL, (including Balance Sheet), Statement of Operations and Notes to Pro Form Financial Statements) as of and for the year ended December 31, 2013 and December 31, 2014; Unaudited Pro Forma Condensed Statement of Operations and Notes to Pro Form Financial Statements for the six months ended June 30, 2015 and June 30, 2014 filed hereto.

B. Exhibits

Exhibit No.	Description

10.1

Share Exchange Agreement, dated as of July 9, 2015, by and among the Company, Health Plus International Ltd. ("HPIL") and Wang Bo (filed as Exhibit 10.1 to Form 8-K, filed on July 13, 2015 and incorporated herein by reference.)

16.1	Harris & Gillespie CPA'S, PLLC letter regarding change of independent auditors (filed as Exhibit 16.1 to Form 8-K/A, filed on July 8, 2015, and incorporated herein by reference.)

14

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRHF COMPANY LIMITED, INC.

September 28, 2015	By:	/s/ Song Zhilin
Song Zhilin
Director and Authorized Signatory

15

HEALTH PLUS INTERNATIONAL LIMITED

AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2014

(STATED IN U.S. DOLLARS)

F-1

HEALTH PLUS INTERNATIONAL LIMITED

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To:	Board of Directors and Stockholders of Health Plus International Limited

We have audited the accompanying balance sheet of Health Plus International Limited as of December 31, 2014 and the related statement of operations and comprehensive loss, stockholders' deficiency and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Health Plus International Limited as of December 31, 2014 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company had incurred substantial losses in previous years and has a working capital deficit, which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

San Mateo, California	WWC, P.C.
April 15, 2015	Certified Public Accountants

F-3

HEALTH PLUS INTERNATIONAL LIMITED

AUDITED BALANCE SHEET

AS OF DECEMBER 31, 2014

(Stated in U.S. Dollars)

2014

ASSETS
Current assets
Cash and cash equivalents	$180
Total current assets	180

Non-current assets	-
TOTAL ASSETS	$180

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
Current liabilities
Accrued liabilities	40,000
Due to related parties	700
Total current liabilities	40,700

TOTAL LIABILITIES	40,700

COMMITMENTS AND CONTINGENCIES

DEFICIENCY
STOCKHOLDERS' DEFICIENCY
Common Stock, $1 Par value, 50,000 shares authorized, 100 shares issued and outstanding	100
Accumulated deficit	(40,620)
TOTAL STOCKHOLDERS' DEFICIENCY	(40,520)

TOTAL LIABILITIES AND DEFICIENCY	$180

See Notes to Financial Statements and Accountants’ Report

F-4

HEALTH PLUS INTERNATIONAL LIMITED

AUDITED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE PERIOD ENDED DECEMBER 31, 2014

(Stated in U.S. Dollars)

2014

Net revenues	$-
Cost of sales	-
Gross profit	-

Selling, general, and administrative expenses
Audit fee	40,000
Legal and professional fee	620

Loss from operations	(40,620)

Other income and (expenses)
Other expense	-
Interest income	-
Other income (expense), net	-

Loss before income taxes	(40,620)

Income taxes	-

Net loss	$(40,620)

Other comprehensive income:	-

Comprehensive loss	(40,620)

Basic and diluted loss per common share
Basic	$(406.20)
Diluted	$(406.20)

Weighted average common shares outstanding:
Basic	100
Diluted	100

See Notes to Financial Statements and Accountants’ Report

F-5

HEALTH PLUS INTERNATIONAL LIMITED

AUDITED STATEMENT OF STOCKHOLDERS' DEFICIENCY

FOR THE PERIOD ENDED DECEMBER 31, 2014

(Stated in U.S. Dollars)

				Total
	Common Stock	Registered	Accumulated	Stockholders'
	Outstanding	Capital	Deficit	Deficiency

Issuance of common stock	100	100	-	100
Net loss	-	-	(40,620)	(40,620)
Balance, December 31, 2014	100	$100	$(40,620)	$(40,520)

See Notes to Financial Statements and Accountants’ Report

F-6

HEALTH PLUS INTERNATIONAL LIMITED

AUDITED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2014

2014

Cash flows from operating activities:
Net loss	$(40,620)
Changes in operating assets and liabilities:
Accrued liabilities	40,000
Due to related party	700
Net cash generated from operating activities	80

Cash flows from investing activities:	-
Net cash used in investing activities	-

Cash flows from financing activities:
Injection of capital	100
Net cash provided by financing activities	100

Net increase in cash and equivalents	180

Cash and equivalents, beginning of period	-

Cash and equivalents, end of period	$180

SUPPLEMENTARY DISCLOSURES:
Interest received	$-
Interest paid	$-
Income tax paid	$-

See Notes to Financial Statements and Accountants’ Report

F-7

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR THE PERIOD ENDED DECEMBER 31, 2014

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Business

Health Plus International Limited (“the Company”) is a limited company registered in BVI, was incorporated on May 13, 2014. No operation was occurred during the period. The Company is wholly owned by TRHF Company Limited, Inc.. The Company has registered capital of US$100. The capital has been paid up in its entirety.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

Going Concern

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has incurred a loss since Inception (May 13, 2014) resulting in an accumulated deficit of $40,620 as of December 31, 2014 and further losses are anticipated in the development of its business. Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from directors and/or private placement of common stock.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements.

F-8

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR THE PERIOD ENDED DECEMBER 31, 2014

(b)	Use of Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting years. These accounts and estimates include, but are not limited to, the estimation on useful lives of property, plant and equipment. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less. As of December 31, 2014, cash and cash equivalents were mainly denominated in USD in Hong Kong.

(d)	Accounting for Impairment of Long-Lived Assets

The Company adopts Accounting Standards Codification (“ASC”) 360, “Accounting for the Impairment or Disposal of Long-Live Assets”, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with ASC 360 which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets.

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Recoverability of assets to be held and used is determined by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the reporting periods, there was no impairment loss.

(e)	General & Administrative Expenses

General and administrative expenses include audit fee and legal and professional fee.

F-9

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR THE PERIOD ENDED DECEMBER 31, 2014

(f)	Income Taxes

The Company adopts SFAS No. 109, Accounting for Income Taxes, included in the Codification as ASC 740, Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

On January 1, 2007, The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), included in the Codification as ASC 740, Income Taxes. The topic addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

(g)	Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and equivalents, accounts and other receivables, accounts and other payables, accrued liabilities and short-term debt, the carrying amounts approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

•	Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

•

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

The Company's financial instruments include cash and equivalents, accounts receivable, and accounts payable. Cash and cash equivalents consist deposits financial institutions with original maturities of three months or less. Management estimates the carrying amounts of the non-related party financial instruments approximate their fair values due to their short-term nature.

F-10

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR THE PERIOD ENDED DECEMBER 31, 2014

(h)	Recent Accounting Pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers: Topic 606. This Update affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets, unless those contracts are within the scope of other standards. The guidance in this Update supersedes the revenue recognition requirements in Topic 605, Revenue Recognition and most industry-specific guidance. The core principle of the guidance is that an entity should recognize revenue to illustrate the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new guidance also includes a cohesive set of disclosure requirements that will provide users of financial statements with comprehensive information about the nature, amount, timing, and uncertainty of revenue and cash flows arising from a reporting organization’s contracts with customers. This ASU is effective retrospectively for the Company for fiscal years, and interim periods within those years beginning after December 15, 2016. Management is evaluating the effect, if any, on the Company’s financial position and results of operations.

In June 2014, the FASB issued ASU No. 2014-12, Compensation-Stock Compensation: Topic 718. This amendment requires that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. This ASU is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. The Company does not expect the adoption of this guidance will have a significant impact on the Company’s financial statements.

In August 2014, the FASB issued ASU No. 2014-15, “Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”), which requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued and provides guidance on determining when and how to disclose going concern uncertainties in the financial statements. Certain disclosures will be required if conditions give rise to substantial doubt about an entity’s ability to continue as a going concern. ASU 2014-15 applies to all entities and is effective for annual and interim reporting periods ending after December 15, 2016, with early adoption permitted. The Company does not expect that the adoption of this standard will have a material effect on the Company’s financial statements.

In November 2014, FASB issued Accounting Standards Update No. 2014-16, Derivatives and Hedging (Topic 815): Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity (a consensus of the FASB Emerging Issues Task Force).The amendments permit the use of the Fed Funds Effective Swap Rate (also referred to as the Overnight Index Swap Rate, or OIS) as a benchmark interest rate for hedge accounting purposes. Public business entities are required to implement the new requirements in fiscal years (and interim periods within those fiscal years) beginning after December 15, 2015. All other types of entities are required to implement the new requirements in fiscal years beginning after December 15, 2015, and interim periods beginning after December 15, 2016. The Company does not expect the adoption of ASU 2014-16 to have material impact on the Company's financial statement.

F-11

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR THE PERIOD ENDED DECEMBER 31, 2014

(i)	Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company’s management evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

3.	INCOME TAX

The Company was incorporated in the British Virgin Islands (“BVI”) and has no operation for the period ended December 31, 2014.

The provision for income taxes consists of the following:

2014

Current:	$-
BVI	-
$-
Deferred:
BVI	-
-

The reconciliation of BVI statutory income tax rate to the Company’s effective income tax rate is as follows:

2014

Income tax at BVI statutory (0%)	-
Provision for income taxes	-

F-12

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR THE PERIOD ENDED DECEMBER 31, 2014

Uncertain Tax Positions

Interest associated with unrecognized tax benefits are classified as income tax, and penalties are classified in general and administrative expenses in the statements of operations. For the period ended December 31, 2014, the Company had no unrecognized tax benefits and related interest and penalties expenses. Currently, the Company is not subject to examination by major tax jurisdictions.

4.	CASH AND CASH EQUIVALENTS

Cash and cash equivalents consisted of the following:

2014

Cash	$180
Bank and other cash equivalents	-
$180

5.	RELATED PARTY TRANSACTION

During the period ended December 31, 2014, the Company obtained an advance of USD 700 from a director, who is also an officer of the Company. The loan was unsecured, non-interest bearing and payable upon demand.

6.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events for potential recognition and disclosure through the date of financial statements are issued.

No significant event occurred from December 31, 2014 to the date these financial statements are filed with the Securities Exchange Commission that would have a material impact on the Company’s financial statements.

F-13

HEALTH PLUS INTERNATIONAL LIMITED

CONDENSED FINANCIAL STATEMENTS
AS OF AND FOR THE PERIOD ENDED JUNE 30, 2015 AND DECEMBER 31, 2014

(STATED IN U.S. DOLLARS)

F-14

HEALTH PLUS INTERNATIONAL LIMITED

F-15

HEALTH PLUS INTERNATIONAL LIMITED

CONDENSED BALANCE SHEETS

At JUNE 30, 2015 AND DECEMBER 31, 2014

(STATED IN U.S. DOLLARS)

	June 30,	December 31,
	2015	2014
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$49,480	180
Total current assets	49,480	180

Non-current assets	-	-
TOTAL ASSETS	$49,480	180

LIABILITIES AND EQUITY
Current liabilities
Accrued liabilities	53,000	40,000
Due to related parties	700	700
Total current liabilities	53,700	40,700

TOTAL LIABILITIES	53,700	40,700

COMMITMENTS AND CONTINGENCIES

EQUITY
STOCKHOLDERS' DEFICIENCY
Common Stock, $1 Par value, 50,000 shares authorized, 50,000 and 100 shares issued and outstanding as of June 30, 2015 and December 31, 2014, respectively	50,000	100
Accumulated deficit	(54,220)	(40,620)
TOTAL STOCKHOLDERS' DEFICIENCY	(4,220)	(40,520)

TOTAL LIABILITIES AND DEFICIENCY	$49,480	180

See Notes to Financial Statements

F-16

HEALTH PLUS INTERNATIONAL LIMITED

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE SIX MONTHS PERIOD ENDED JUNE 30, 2015 AND 2014

(STATED IN U.S. DOLLARS)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014

Sales, net	$-	$-	$-	$-
Cost of sales	-	-	-	-
Gross profit	-	-	-	-

Operating expenses:
General and administrative expenses
Audit fee	6,500	-	13,000	-
Legal and professional fee		620	600	620
Total operating expenses	6,500	620	13,600	620

Loss from operations	(6,500)	(620)	(13,600)	(620)

Other income (expense)
Interest income	-	-	-	-
Interest expense	-	-	-	-
Other income (expense)	-	-	-	-
	-	-	-	-

Loss before income taxes	(6,500)	(620)	(13,600)	(620)

Provision for income tax	-	-	-	-

Net loss and comprehensive loss	$(6,500)	$(620)	$(13,600)	$(620)

Net loss per share
Basic	$(0.37)	$(6.20)	$(1.52)	$(6.20)
Diluted	(0.37)	(6.20)	(1.52)	(6.20)

Weighted average number of common shares outstanding
Basic	17,647	100	8,971	100
Diluted	17,647	100	8,971	100

See Notes to Financial Statements

F-17

HEALTH PLUS INTERNATIONAL LIMITED

STATEMENTS OF STOCKHOLDERS' DEFICIENCY

FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2015 AND YEAR ENDED DECEMBER 31, 2014

(STATED IN U.S. DOLLARS)

				Total
	Common Stock	Registered	Accumulated	Stockholders'
	Outstanding	Capital	Deficit	Deficiency

Issuance of common stock	100	100	-	100
Net loss	-	-	(40,620)	(40,620)
Balance, December 31, 2014	100	$100	$(40,620)	$(40,520)

				Total
	Common Stock	Registered	Accumulated	Stockholders'
	Outstanding	Capital	Deficit	Deficiency

Balance, January 1, 2015	100	$100	$(40,620)	$(40,520)
Issuance of common stock	49,900	49,900	-	49,900
Net loss	-	-	(13,600)	(13,600)
Balance, June 30, 2015	50,000	$50,000	$(54,220)	$(4,220)

See Notes to Financial Statements

F-18

HEALTH PLUS INTERNATIONAL LIMITED

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS PERIOD ENDED JUNE 30, 2015 AND 2014

(STATED IN U.S. DOLLARS)

	Six Months Ended June 30,
	2015	2014
	(unaudited)

Cash flows from operating activities:
Net loss	$(13,600)	(620)
Changes in operating assets and liabilities:
Accrued liabilities	13,000	-
Due to related party	-	620
Net cash used in operating activities	(600)	-

Cash flows from investing activities:	-	-
Net cash used in investing activities	-	-

Cash flows from financing activities:
Injection of capital	49,900	100
Net cash provided by financing activities	49,900	100

Net increase in cash and equivalents	49,300	180

Cash and equivalents, beginning of period	180	-

Cash and equivalents, end of period	$49,480	180

SUPPLEMENTARY DISCLOSURES:
Interest received	$-	-
Interest paid	$-	-
Income tax paid	$-	-

See Notes to Financial Statements

F-19

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR SIX-MONTH PERIODS ENDED JUNE 30, 2015 AND DECEMBER, 31 2014

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Business

Health Plus International Limited (“the Company”) is a limited company registered in BVI, was incorporated on May 13, 2014. No operation was occurred during the period. The Company is wholly owned by TRHF Company Limited, Inc.. The Company has registered capital of US$50,000. The capital has been paid up in its entirety.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

Going Concern

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has incurred a loss since inception (May 13, 2014) resulting in an accumulated deficit of $54,220 as of June 30, 2015 and further losses are anticipated in the development of its business. Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from directors and/or private placement of common stock.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements.

F-20

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR SIX-MONTH PERIODS ENDED JUNE 30, 2015 AND DECEMBER, 31 2014

(b)	Use of Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting years. These accounts and estimates include, but are not limited to, the estimation on useful lives of property, plant and equipment. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less. As of June 30, 2015, cash and cash equivalents were mainly denominated in USD in Hong Kong.

(d)	Accounting for Impairment of Long-Lived Assets

The Company adopts Accounting Standards Codification (“ASC”) 360, “Accounting for the Impairment or Disposal of Long-Live Assets”, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with ASC 360 which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets.

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Recoverability of assets to be held and used is determined by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the reporting periods, there was no impairment loss.

(e)	General & Administrative Expenses

General and administrative expenses include audit fee and legal and professional fee.

F-21

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR SIX-MONTH PERIODS ENDED JUNE 30, 2015 AND DECEMBER, 31 2014

(f)	Income Taxes

The Company adopts SFAS No. 109, Accounting for Income Taxes, included in the Codification as ASC 740, Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), included in the Codification as ASC 740, Income Taxes. The topic addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

(g)	Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and equivalents, accounts and other receivables, accounts and other payables, accrued liabilities and short-term debt, the carrying amounts approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

•	Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

•

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

The Company's financial instruments include cash and equivalents, accounts receivable, and accounts payable. Cash and cash equivalents consist deposits financial institutions with original maturities of three months or less. Management estimates the carrying amounts of the non-related party financial instruments approximate their fair values due to their short-term nature.

F-22

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR SIX-MONTH PERIODS ENDED JUNE 30, 2015 AND DECEMBER, 31 2014

(h)	Recent Accounting Pronouncements

In January 2015, The FASB issued ASU No. 2015-01, “Income Statement— Extraordinary and Unusual Items (Subtopic 225-20)”.This Update eliminates from GAAP the concept of extraordinary items. Subtopic 225-20, Income Statement—Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. Presently, an event or transaction is presumed to be an ordinary and usual activity of the reporting entity unless evidence clearly supports its classification as an extraordinary item. Paragraph 225-20-45-2 contains the following criteria that must both be met for extraordinary classification:

1.

Unusual nature. The underlying event or transaction should possess a high degree of abnormality and be of a type clearly unrelated to, or only incidentally related to, the ordinary and typical activities of the entity, taking into account the environment in which the entity operates.

2.

Infrequency of occurrence. The underlying event or transaction should be of a type that would not reasonably be expected to recur in the foreseeable future, taking into account the environment in which the entity operates.

If an event or transaction meets the criteria for extraordinary classification, an entity is required to segregate the extraordinary item from the results of ordinary operations and show the item separately in the income statement, net of tax after income from continuing operations. The entity also is required to disclose applicable income taxes and either present or disclose earnings-per-share data applicable to the extraordinary item.

The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. A reporting entity may apply the amendments prospectively. A reporting entity also may apply the amendments retrospectively to all prior periods presented in the financial statements. Early adoption is permitted provided that the guidance is applied from the beginning of the fiscal year of adoption. The effective date is the same for both public business entities and all other entities.

The Company adopted ASU No. 2015-01 prospectively and has applied it to the presentation of the financial statements.

As of June 30, 2015, there are no other recently issued accounting standards not yet adopted that would or could have a material effect on the Company’s consolidated financial statements.

F-23

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR SIX-MONTH PERIODS ENDED JUNE 30, 2015 AND DECEMBER, 31 2014

(i)	Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company’s management evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

(j)	Unaudited Interim Financial Information

These unaudited interim condensed financial statements have been prepared in accordance with GAAP for interim financial reporting and the rules and regulations of the Securities and Exchange Commission that permit reduced disclosure for interim periods. Therefore, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all adjustments of a normal recurring nature necessary for a fair presentation of the financial position, results of operations and cash flows for the periods presented have been made. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the year ending December 31, 2015.

The balance sheets and certain comparative information as of December 31, 2014 are derived from the audited financial statements and related notes for the year ended December 31, 2014 (“2014 Annual Financial Statements”), included in the Company’s 2014 Annual Report on Form 10-K. These unaudited interim condensed financial statements should be read in conjunction with the 2014 Annual Financial Statements.

F-24

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR SIX-MONTH PERIODS ENDED JUNE 30, 2015 AND DECEMBER, 31 2014

3.	INCOME TAX

The Company was incorporated in the British Virgin Islands (“BVI”) and has no operation for the six-month periods ended June 30, 2015 and 2014.

The provision for income taxes consists of the following:

Six-month periods ended
	June 30, 2015	June 30, 2014

Current:	$-	$-
BVI	-	-
	$-	$-
Deferred:
BVI	-	-
	-	-

The reconciliation of BVI statutory income tax rate to the Company’s effective income tax rate is as follows:

Six-month periods ended
	2015	2014

	$	$
BVI statutory income tax rate (0%)	-	-
Provision for income taxes	-	-

Uncertain Tax Positions

Interest associated with unrecognized tax benefits are classified as income tax, and penalties are classified in general and administrative expenses in the statements of operations. For the period ended December 31, 2014, the Company had no unrecognized tax benefits and related interest and penalties expenses. Currently, the Company is not subject to examination by major tax jurisdictions.

F-25

HEALTH PLUS INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR SIX-MONTH PERIODS ENDED JUNE 30, 2015 AND DECEMBER, 31 2014

4.	CASH AND CASH EQUIVALENTS

Cash and cash equivalents consisted of the following:

	June 30, 2015	December 31, 2014

Cash	$49,480	$180
Bank and other cash equivalents	-	-
	$49,480	$180

5.	RELATED PARTY TRANSACTION

During the period ended June 30, 2015 and December 31, 2014, the Company obtained an advance of USD 700 from a director, who is also an officer of the Company. The loan was unsecured, non-interest bearing and payable upon demand.

6.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events for potential recognition and disclosure through the date of financial statements are issued.

No significant event occurred from June 30, 2015 to the date these financial statements are filed with the Securities Exchange Commission that would have a material impact on the Company’s financial statements.

F-26

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the reverse acquisition transaction (the "Reverse Acquisition") between TRHF and HPIL. In the Reverse Acquisition, TRHF issued 587,420,000 shares of its common stock to the shareholders of HPIL in exchange for all of the issued and outstanding Class A common shares of HPIL, which resulted in HPIL becoming a wholly-owned subsidiary of FNHI. As owners and management of HPIL have voting and operating control of FNHI following the Reverse Acquisition, the transaction is accounted for as a reverse acquisition.

The unaudited pro forma consolidated financial statements presented below are prepared by applying the acquisition method of accounting to a business combination that is a reverse acquisition. Pro forma adjustments which give effect to certain transactions occurring as a direct result of the Reverse Acquisition are described in the accompanying unaudited notes presented on the following pages. The Company has used financial statements reported as of and for the six months ended June 30, 2015 for the entities included in the proforma condensed consolidated financial statements. The Company believes that the results of operations and the financial position of the Company and its subsidiaries approximates those results of operations and financial position of the Company at September 9, 2015.

These unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had FNHI and HPIL been a combined company during the specified periods. The unaudited pro forma consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, HPIL's audited financial statements for the years ended December 31, 2014 and 2013, HPIL's unaudited interim financial statements for the six month period ended June 30, 2014, TRHF's audited financial statements for the year ended December 31, 2014, TRHF's audited financial statements for the year ended December 31, 2013, as included in its Annual Report on Form 10-K for the year ended December 31, 2014, TRHF's unaudited interim financial statements for the quarter ended June 30, 2015 as included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, and TRHF's unaudited interim financial statements for the quarter ended June 30, 2014 as included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

F-27

TRHF COMPANY LIMITED, INC.
(f/k/a LAGOON GROUP CORP.)

UNAUDITED PRO FORMA FINANCIAL INFORMATION

SEPTEMBER 9, 2015

(STATED IN U.S. DOLLARS)

F-28

TRHF COMPANY LIMITED, INC.

(f/k/a LAGOON GROUP CORP.)

CONTENTS	PAGES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET	F-30

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS	F-31

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS	F-32

F-29

TRHF COMPANY LIMITED, INC.

(f/k/a LAGOON GROUP CORP.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 9, 2015

	As reported TRHF	As reported HPIL	As reported SZTR	AJE No.	Pro Forma Adjustments	Pro Forma Consolidated

ASSETS
Current assets
Cash and cash equivalents	$-	$49,480	$38,106		$-	$87,586
Accounts and other receivable	-	-	1,508		-	1,508
Advanced to suppliers	-	-	1,280		-	1,280
Prepaid tax	-	-	11,310		-	11,310
Total current assets	-	49,480	52,204		-	101,684

Non-current assets
Property, plant and equipment	533	-	80,476		-	81,009
Total non-current assets	533	-	80,476		-	81,009

TOTAL ASSETS	$533	$49,480	$132,680		$-	$182,693

LIABILITIES AND EQUITY

Current liabilities
Accrued liabilities	$-	$53,000	$-		$-	$53,000
Due to related parties	1,256	700	31,132		-	33,088
Accounts and other payable	-	-	99,042		-	99,042
Total current liabilities	$1,256	$53,700	$130,174		$-	$185,130

COMMITMENTS AND CONTINGENCIES

EQUITY
STOCKHOLDERS’ EQUITY
Common stock, $0.001 par value, 600,000,000 shares authorized; 600,000,000 shares issued and outstanding.	$12,580	$50,000	$131,099	1,2	$406,321	$600,000
Additional paid-in capital	23,220	-	-		-	23,220
Accumulated deficit	(36,523)	(54,220)	(127,808)	1,2	(406,321)	(624,872)
Accumulated other comprehensive income	-	-	(785)		-	(785)
Total stockholders’ equity	(723)	(4,220)	2,506		-	2,437

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$533	$49,480	$132,680		$-	$182,693

F-30

TRHF COMPANY LIMITED, INC.

(f/k/a LAGOON GROUP CORP.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD FROM JANUARY 1, 2015 TO SEPTEMBER 9, 2015

	As reported TRHF	As reported HPIL	As reported SZTR	AJE No.	Pro Forma Adjustments	Pro Forma Consolidated

Revenue	$-	$-	$-		$-	$-
Cost of sales	-	-	-		-	-
Gross profit					-

General and administrative expenses	2,003	13,600	24,102		-	39,705
Loss from operations	(2,003)	(13,600)	(24,102)		-	(39,705)

Other income (expense)
Interest income	-	-	27		-	27
Other expense	-	-	(543)		-	(543)
Other income	-	-	-		-	-
	-	-	(516)		-	(516)

Loss before taxes	(2,003)	(13,600)	(24,618)		-	(40,221)

Income taxes	-	-	276		-	276

Net loss	$(2,003)	$(13,600)	$(24,894)		$-	$(40,497)

Basic and Diluted Loss Per Share						$(0.00)

Basic and Weighted Average Shares Outstanding						600,000,000

F-31

TRHF COMPANY LIMITED, INC.

(f/k/a LAGOON GROUP CORP.)

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

AS OF AND FOR THE PERIOD ENDED SEPTEMBER 9, 2015

1.	ORGANIZATION AND BUSINESS COMBINATIONS

Business

TRHF COMPANY LIMITED, INC. (the "Company") was incorporated under the laws of the State of Nevada on September 24, 2013. On June 15, 2015, as a result of a private transaction, the control block of stock of the Company, represented by 10,000,000 shares of common stock, was transferred from Anastasiia Iurova to Wang Bo, and a change of control of the Company occurred. The Company then altered its business plan so that it is now a provider of platforms supporting relaxed and replenishing life in a beautiful ecological countryside. On June 16, 2015, the Company amended its Articles of Incorporation with the State of Nevada in order to change its name to TRHF Company Limited, Inc. and to increase the authorized shares of common stock from 75,000,000 to 600,000,000 (the "Amendments"). The name change was undertaken in order to more closely align with the operations of the Company going forward. The increase in authorized shares was undertaken to allow the Company to acquire a new operating entity. The board of directors of the Company approved the Amendments on June 16, 2015. The shareholders of the Company approved of the Amendments by written consent on June 16, 2015.

On July 9, 2015, the Company entered into a share exchange agreement (the "Exchange Agreement") with Health Plus International Ltd. ("HPIL") and Wang Bo, on behalf of himself and certain other individuals who received shares of the Company pursuant to the Exchange Agreement. On the terms and subject to the conditions set forth in the Exchange Agreement, on July 9, 2015, Wang Bo, holding all 50,000 shares of HPIL common stock, sold, assigned, transferred and delivered, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the shares of HPIL held by him to the Company; the objective of such transfer being the acquisition by the Company of all the issued and outstanding shares of HPIL common stock. In exchange for the transfer of such securities by Wang Bo, the Company is issuing, to the shareholders listed on Composite Exhibit A to the Exchange Agreement (the "Shareholders"), 587,420,000 shares of the Company's common stock, par value $.001 per share, as set forth therein. The Exchange Agreement has been filed as an Exhibit to Form 8-K with the U.S. Securities and Exchange Commission on July 13, 2015. Wang Bo has surrendered his certificate representing all of the HPIL shares to the Company. The Shareholder have received certificates evidencing their ownership of the Company.

On July 9, 2015, the Company acquired all of the outstanding equity of HPIL.

On September 9, 2015, HPIL entered into agreements with Shenzhen Tian Rui Hui Feng Agriculture Co., Ltd. (formerly known as Shenzhen Branch innovation and Technology Company Limited)(“SZTRHF”), its shareholders: Shenzhen City Hai Zhuo Tian Rui Investment Company Limited and Wang Jing, whereby the Company, through HPIL, controls SZTRHF and receives substantially all of the economic benefits of SZTRHF.

F-32

TRHF COMPANY LIMITED, INC.

(f/k/a LAGOON GROUP CORP.)

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

AS OF AND FOR THE PERIOD ENDED SEPTEMBER 9, 2015

The agreements include an Exclusive Option Agreement allowing HPIL or its nominee to acquire the shares of SZTRHF, a Voting Rights Proxy Agreement that provides HPIL with the voting rights of SZTRHF, and an Equity Pledge Agreement that pledges the shares in SZTRHF to HPIL, and a Entrusted Management Agreement whereby the Company has been entrusted to manage and direct the operations SZTRHF for the all of the economic benefits derived in SZTRHF’s operations. Effective control of SZTRHF was transferred to HPIL through these series of contractual arrangements without transferring legal ownership in SZTRHF. As a result, SZTRHF became a variable interest entity (“VIE”) and, accordingly, its financial position and results of operations have been included in the proforma condensed consolidated financial statements of the Company.

SZTRHF is a limited company incorporated on April 6, 2012 in Shenzhen, People’s Republic of China (“PRC”). The SZTRHF is in the business of design and distribution of close caption television and monitoring products for application in the agricultural sector. The Company is owned by Shenzhen City Hai Zhuo Tian Rui Investment Company Limited and Wang Jing, 75% and 25%, respectively. As of the date of these financial statements, the Company has registered for a maximum authorized capital of RMB 5 million of which RMB 800,000 has been paid up. The Company has submitted an application to the PRC government to expand its scope of business activities to include ecological tourism. In accordance to the agreements detailed above, SZTRHF has been accounted for a wholly owned subsidiary of the Company.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The financial statements were prepared on a proforma basis whereby it was assumed that the Company has controlled HPIL and SZTRHF from the first period presented. The transactions detailed above, have been accounted for as reverse takeover transactions and a recapitalization of the Company; accordingly, the Company (the legal acquirer) is considered the accounting acquiree and SZTRHF (the acquiree) is considered the accounting acquirer. No goodwill has been recorded. As a result of this transaction, the Company is deemed to be a continuation of the business of SZTRHF.

The Company has used financial statements reported as of and for the six months ended June 30, 2015 for the entities included in the proforma condensed consolidated financial statements. The Company believes that the results of operations and the financial position of the Company and its subsidiaries approximates those results of operations and financial position of the Company at September 9, 2015.

Going Concern

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. As of September 9, 2015, the Company has an accumulated deficit of $624,872 and further losses are anticipated in the development of its business. Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from directors and/or private placements of common stock.

F-33

TRHF COMPANY LIMITED, INC.

(f/k/a LAGOON GROUP CORP.)

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

AS OF AND FOR THE PERIOD ENDED SEPTEMBER 9, 2015

2.	MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO OUR STOCKHOLDERS

Management believes that the share issuances under the share exchange agreement between the Company and the shareholders of FDHG should be recognized as a non-taxable event under the U.S. Internal Revenue Code; accordingly, the Company has not withheld any taxes on behalf its shareholders. Shareholders of the Company should consult with their own tax-preparers to determine their own individual tax liabilities.

3.	ADJUSTING JOURNAL ENTRIES TO PRO FORMA FINANCIAL STATEMENTS

The following adjusting journal entry was recorded on July 9, 2015 to record the issuance of 587,420,000 shares of common stock with par value $0.001 to acquire 100% ownership of Health Plus International Limited:

AJE	Account Name	Debit	Credit

1	Common Stock – HPIL Common Stocks	$50,000	-
	Accumulated deficits	$537,420
	Common Stock -- TRHF Common Stocks		$587,420

Common Stock – Issuance of TRHF Common Stocks = 587,420,000 shares x $0.001 = $587,420.

The following adjusting journal entry was recorded on September 9, 2015 to record VIE agreement between TRHF and SZTR:

AJE	Account Name	Debit	Credit

2	Common Stock – SZTR Common Stocks	$131,099	-
	Accumulated deficits – TRHF		$3,291
	Accumulated deficits – SZTR		$127,808

4.	SUBSEQUENT EVENTS

On September 23, 2015, Amendments to the Articles of Incorporation of Shenzhen Branch Innovation and Technology Limited Company’s became effective whereby, Shenzhen Branch Innovation and Technology Limited Company changed its name to Shenzhen Tian Rui Hui Feng Agriculture Co., Ltd. (“SZTRHF”).

F-34